                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Small Cap Value Fund

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R, and Institutional Class shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder-Dreman Small Cap Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.05%	32.61%	11.36%	7.64%	11.05%
Class B	8.50%	31.46%	10.44%	6.76%	10.13%
Class C	8.65%	31.63%	10.51%	6.88%	10.22%
Class R	9.09%	32.41%	10.96%	7.21%	10.57%
Russell 2000 Index+	4.53%	30.29%	5.98%	6.70%	10.09%
Russell 2000 Value Index++	6.32%	30.81%	11.78%	12.51%	13.05%

Scudder-Dreman Small Cap Value Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	9.14%	33.03%	11.94%	8.27%	10.22%
Russell 2000 Index+	4.53%	30.29%	5.98%	6.70%	9.32%
Russell 2000 Value Index++	6.32%	30.81%	11.78%	12.51%	13.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder-Dreman Small Cap Value Fund	6-Month++	1-Year	Life of Class**
Institutional Class	9.26%	33.14%	21.44%
Russell 2000 Index+	4.53%	30.29%	25.42%
Russell 2000 Value Index++	6.32%	30.81%	24.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/04	$ 27.38	$ 25.78	$ 26.01	$ 28.49	$ 27.55	$ 27.42
11/30/03	$ 25.27	$ 23.76	$ 23.94	$ 26.39	$ 25.26	$ 25.31
Distribution Information: Six Months: Income Dividends as of 5/31/04	$ .17	$ -	$ -	$ .29	$ .01	$ .22

Class A Lipper Rankings - Small-Cap Core Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	152	of	533	29
3-Year	72	of	422	18
5-Year	224	of	303	74
10-Year	55	of	87	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Small Cap Value Fund - Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,498	$13,017	$13,622	$26,894
	Average annual total return	24.98%	9.19%	6.38%	10.40%
Class B	Growth of $10,000	$12,846	$13,269	$13,768	$26,236
	Average annual total return	28.46%	9.89%	6.60%	10.13%
Class C	Growth of $10,000	$13,163	$13,498	$13,946	$26,472
	Average annual total return	31.63%	10.51%	6.88%	10.22%
Class R	Growth of $10,000	$13,241	$13,662	$14,162	$27,311
	Average annual total return	32.41%	10.96%	7.21%	10.57%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$26,160
	Average annual total return	30.29%	5.98%	6.70%	10.09%
Russell 2000 Value Index++	Growth of $10,000	$13,081	$13,966	$18,027	$34,104
	Average annual total return	30.81%	11.78%	12.51%	13.05%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/04
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$13,303	$14,027	$14,880	$23,020
	Average annual total return	33.03%	11.94%	8.27%	10.22%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$21,479
	Average annual total return	30.29%	5.98%	6.70%	9.32%
Russell 2000 Value Index++	Growth of $10,000	$13,081	$13,966	$18,027	$29,370
	Average annual total return	30.81%	11.78%	12.51%	13.37%

The growth of $10,000 is cumulative.

Scudder-Dreman Small Cap Value Fund		1-Year	Life of Class**
Institutional Class	Growth of $250,000	$332,850	$352,875
	Average annual total return	33.14%	21.44%
Russell 2000 Index+	Growth of $250,000	$325,725	$371,625
	Average annual total return	30.29%	25.42%
Russell 2000 Value Index++	Growth of $250,000	$327,025	$364,975
	Average annual total return	30.81%	24.14%

The growth of $250,000 is cumulative.

The minimum initial investment for Institutional Class Shares is $250,000.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.
** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard address the economy, the management team's approach and the resulting performance of Scudder-Dreman Small Cap Value Fund for the six months ended May 31, 2004.

Q: Will you provide an overview of market conditions during the period?

A: The fund continued to benefit from a trend that has favored small-cap and value stocks for the majority of the last three to four years. During the semiannual period, an economic recovery of uncertain strength, rising interest rates and global unrest brought about a market turnaround that also proved positive for the fund.

On the leading edge of economic recovery, investors had favored high-risk, low- or negative-earnings stocks - typically, the kinds of stocks the fund does not own. While most experts agreed that the economy was rebounding, its longer-term strength was widely debated during the period. Seeking greater value and higher quality, investors shifted into stocks with lower price-to-earnings ratios (P/E) and higher returns on equity (ROE).1 Because these are among the fundamental attributes we seek in the stocks in which the fund invests, the move helped support portfolio holdings.

1 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. ROE, generally, is a measure of how well a company used reinvested earnings to generate additional earnings.

Q: How did the fund perform during the semiannual period?

A: Scudder-Dreman Small Cap Value Fund Class A shares (unadjusted for sales charges, which, if included, would have reduced total returns) advanced 9.05% during the six months ended May 31, 2004. (Please see pages 4 through 7 for performance of other share classes and more complete performance information.) The fund far outpaced the 6.32% return of its benchmark, the Russell 2000 Value Index.2

2 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

We are especially gratified by the fund's performance relative to its benchmark. We believe the fund's outperformance of the Russell 2000 Value Index was due to strict adherence to our contrarian investment discipline. Our "bottom-up" approach to stock picking, which focuses on the fundamental attributes of individual companies, resulted in our including a number of stocks that outperformed during the period. Both asset allocation and stock selection proved advantageous.

Q: Will you describe the "contrarian" philosophy that informs your investment management decisions?

A: The classic contrarian value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below what we believe are their intrinsic values, with prices that are low relative to their earnings (P/E, the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF).3 Typically, these types of companies provide potential for above-market returns over time.

3 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company with the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We base our stock selection solely on fundamental, "bottom-up" analysis, a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a residual of individual stock selection.

Q: Which strategies or individual stocks contributed most to performance?

A: It's hard to point to a single stock that drove performance. Rather, fund returns were driven primarily by asset allocation, which, as mentioned previously, is a residual of our bottom-up stock selection. The bulk of the gains was derived from holdings in energy - the fund's heaviest overweight (proportionately larger) position relative to the benchmark index - and technology, which was the fund's most significant underweight (proportionately smaller) position. Stock selection in utilities also contributed.

• The portfolio's energy stake was markedly greater than that of the benchmark index for the last six months. The position's size was predicated on our correct assumption that gas prices would rise. Natural gas remains in short supply in North America, while demand continues to grow. Unlike oil, gas is difficult to ship. Further exploration, therefore, is needed to find new domestic resources. Therefore, our strategy was to concentrate on exploration and production companies with natural gas exposure. Stock selection aided performance. The portfolio's top-performing energy stocks were Ultra Petroleum Corp. and Tesoro Petroleum Corp.

Ultra Petroleum, the portfolio's third-largest holding overall, is an independent company engaged in the acquisition, exploration, operation and production of oil and gas properties. The stock rose significantly after a major discovery of natural gas on the company's Wyoming property attracted attention. We believe the stock has tremendous upside potential from here, based on the value of the gas that is thought to be in the ground. Further, the company is considered a likely takeover candidate, as many major oil and gas companies have had difficulty finding new sources. While we expect natural gas prices to remain at elevated levels, we pared back the fund's holdings in Ultra Petroleum during the period to lock in profits for shareholders.

Tesoro, an independent refiner and marketer of petroleum products, was among the fund's best performers and is an excellent example of the contrarian investment philosophy in practice. We originally purchased this stock in the summer of 2002. The stock price fell soon after due to temporary weakness in refining margins and concerns over leverage that the company took on to fund an acquisition. While others abandoned the stock, we added to the fund's position because we were convinced of the company's fundamental strength. The stock was up powerfully during the period, due to increasing demand for gasoline and the limited capacity of US refineries. Since the 1980s, the number of refineries has been reduced by approximately half. Many older plants have been closed due to inefficiency and noncompliance with newer laws regarding pollutants. As a result, there is no excess capacity in US refineries, which has been positive for companies, such as Tesoro, that still are in existence. Because of the stock's robust gains, we took the opportunity to reduce the fund's position in Tesoro on the strength of its stock price.

• Reliant Resources, Inc., an independent power producer, led the fund's utility stocks to robust gains during the period. In 2002, Reliant was brought to the brink of bankruptcy, hit hard by fallout from the Enron scandal, the collapse of energy trading and serious short-term liquidity issues. Adept management, along with the resolution of issues relating to liquidity, helped save the company, which has rebounded strongly. The fund's position in the stock has grown substantially, primarily through appreciation over time. While we continue to be convinced of the company's future earnings growth potential, we have pared back the fund's position to take profits for shareholders. Also, because its market capitalization grew from the small-cap to the mid-cap stock range in the period, we expect to reduce the portfolio's stake in the company still further as we go forward. It's always difficult to walk away from what we believe is huge upside potential. Nevertheless, the constraints of small-cap investing often require it. When a company's market cap grows beyond a certain point, it ceases to fit the fund's small-cap criteria. Reliant Resources has been a powerful contributor to the fund's performance. We are indeed reluctant to let this one go.

Q: Were there strategies or individual stocks that disappointed?

A: Other than technology, no other sector of the Russell 2000 Value Index lost ground, which speaks to the strength of small-cap stocks throughout the period.

Based on our concerns about the ultimate longevity and strength of the economic recovery, coupled with concerns that high levels of debt would force consumers to rein in spending, we chose to underweight the materials and consumer discretionary segments of the market. This choice proved disappointing as those areas - particularly the materials sector - within the Russell 2000 Value posted strong gains.

The performance of materials stocks - for example, metals and mining companies that trade like commodities - is closely tied to the health of the economy. The consistency of earnings of materials stocks can be volatile. We felt more comfortable focusing the fund's commodity-type investments in energy stocks - the dynamics of which we understand much better. Our underweight and selection of stocks within the materials sector caused the fund to lose significant ground against the benchmark. We've added to our materials position somewhat as we've found opportunities that meet our investment discipline. However, we don't anticipate adding significantly in this area to create a position closely aligned with the benchmark.

The fund's underweight in consumer discretionary stocks also caused us to lose ground to the benchmark, but it was much less detrimental overall. Strong stock selection within the sector helped mitigate relative losses. As with the materials sector, we'll continue to look for opportunities in this area that meet our investment criteria. However, we won't arbitrarily increase the fund's position in these stocks just to mimic the benchmark's position. We remain committed to our bottom-up approach to stock selection.

Q: How did financial services stocks which, as the fund's largest position, account for nearly one-third of the fund's total assets, perform amid rising interest rates?

A: The fund's financial services holdings advanced and as a group outperformed the financial sector of the Russell 2000 Value Index. Select real estate investment trusts performed exceedingly well, including the fund's largest holding, Newcastle Investment Corp. More vulnerable to rising interest rates than their larger, more diversified counterparts, however, small banks and savings & loans lagged. These comprise just under half of the fund's financial holdings.

Because we believe that today's historically low short-term interest rates are likely to rise, we are in the process of shifting assets away from banks with significant home mortgage loan exposure into those that draw a greater portion of earnings from commercial ventures. Commercial banks typically benefit from increased loan demand as businesses expand along with economic growth.

Q: Do you have any closing comments for shareholders?

A: Despite the dominant performance of small-cap stocks over the past several years, we are still finding tremendous value and interesting new ideas within the small-cap universe. We believe the fund is positioned to perform well in almost any market environment, other than one led by technology.

Nonetheless, rising interest rates underscore the need to balance risk and return potential. As always, we are thankful for our shareholders' continued support and look forward to serving their needs in the future.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Equity Securities	95%	96%
Corporate Bonds	1%	-
Cash Equivalents	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Financials	32%	37%
Industrials	17%	18%
Energy	10%	8%
Consumer Discretionary	10%	13%
Health Care	9%	8%
Utilities	7%	5%
Consumer Staples	6%	7%
Materials	5%	1%
Information Technology	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (14.7% of Portfolio)
1. Newcastle Investment Corp. (REIT) Operator of a real estate investment trust company	2.0%
2. Reliant Resources, Inc. Provider of electricity and energy services	1.8%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	1.6%
4. Delta Petroleum Corp. Acquires, explores, develops and produces oil and gas properties	1.5%
5. Precision Castparts Corp. Manufacturer of complex metal components and products	1.4%
6. Scottish Re Group Ltd. Provider of customized variable life insurance products	1.3%
7. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	1.3%
8. Penn Virginia Corp. Owner of coal reserves, developer and producer of crude oil and natural gas	1.3%
9. Mettler-Toledo International, Inc. Supplier of related analytical and measurement technologies	1.3%
10. Moog, Inc. "A" Manufacturer of precision control components and systems	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 93.2%
Consumer Discretionary 8.7%
Auto Components 0.3%
Noble International Ltd.	72,500	2,091,625
Automobiles 1.0%
Fleetwood Enterprises, Inc.*	438,900	5,881,260
Hotels Restaurants & Leisure 1.8%
Bluegreen Corp.*	304,900	3,652,702
CBRL Group, Inc.	94,500	3,047,625
Isle of Capri Casinos, Inc.*	83,600	1,620,168
Navigant International, Inc.*	171,800	2,985,884
		11,306,379
Household Durables 0.8%
Meritage Corp.*	26,100	1,779,759
Standard Pacific Corp.	61,200	3,118,140
		4,897,899
Media 0.4%
Catalina Marketing Corp.*	158,700	2,680,443
Specialty Retail 3.6%
AnnTaylor Stores Corp.*	116,250	3,291,037
Borders Group, Inc.	189,100	4,317,153
Dress Barn, Inc.*	155,800	2,728,058
Linens 'N Things, Inc.*	139,400	4,233,578
Mettler-Toledo International, Inc.*	171,000	7,930,980
		22,500,806
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	257,564	4,875,687
Consumer Staples 5.3%
Food Products 2.4%
Chiquita Brands International, Inc.*	229,000	4,012,080
J & J Snack Foods Corp.*	101,000	4,015,760
Ralcorp Holdings, Inc.*	199,000	6,636,650
		14,664,490
Personal Products 1.2%
Helen of Troy Ltd.*	225,200	7,528,436
Tobacco 1.7%
Universal Corp.	109,700	5,162,482
Vector Group Ltd.	343,339	5,459,090
		10,621,572
Energy 9.7%
Energy Equipment & Services 1.3%
Matrix Service Co.*	231,200	2,469,216
Oil States International, Inc.*	300,700	4,269,940
Unit Corp.*	61,000	1,737,890
		8,477,046
Oil & Gas 8.4%
Chesapeake Energy Corp.	255,700	3,375,240
Comstock Resources, Inc.*	219,200	4,123,152
Delta Petroleum Corp.*	693,500	9,265,160
Energy Partners Ltd.*	148,300	1,967,941
Frontier Oil Corp.	150,100	2,967,477
Global Industries, Inc.*	120,500	655,520
Magnum Hunter Resources, Inc.*	206,500	2,079,455
Penn Virginia Corp.	130,300	8,117,690
Remington Oil & Gas Corp.*	161,500	3,349,510
Tesoro Petroleum Corp.*	270,300	6,438,546
Ultra Petroleum Corp.*	326,100	9,994,965
		52,334,656
Financials 30.4%
Banks 14.9%
BankAtlantic Bancorp., Inc. "A"	190,300	3,044,800
BOK Financial Corp.*	68,329	2,613,591
Capital Bancorp., Ltd.	63,600	1,603,992
Center Financial Corp.	178,000	2,625,500
Colonial BancGroup, Inc.	208,900	3,756,022
Community First Bankshares, Inc.	56,100	1,800,810
First Federal Capital Corp.	176,100	4,779,354
First Federal Financial Corp.*	129,100	5,330,539
First Niagara Financial Group	203,900	2,538,555
Fulton Financial Corp.	214,591	4,450,609
Glacier Bancorp., Inc.	206,800	5,463,656
Greater Bay Bancorp.	242,500	6,962,175
Independence Community Bank Corp.	132,400	4,967,648
IndyMac Bancorp., Inc.	140,600	4,625,740
International Bancshares Corp.	80,300	4,241,446
KNBT Bancorp, Inc.	38,200	649,018
Midwest Banc Holdings, Inc.	113,700	2,602,593
NewAlliance Bancshares, Inc.*	30,000	430,500
Oriental Finance Group, Inc.	78,500	2,157,180
Pacific Premier Bancorp, Inc.*	60,600	697,506
PFF Bancorp., Inc.	140,600	5,598,692
Provident Bankshares Corp.	152,300	4,393,855
R & G Financial Corp. "B"	214,200	6,719,454
S&T Bancorp, Inc.	61,900	1,850,810
Signature Bank*	23,400	585,936
Sterling Financial Corp.	75,405	2,405,419
TierOne Corp.	20,500	427,630
Webster Financial Corp.	113,600	5,321,024
		92,644,054
Diversified Financial Services 2.5%
ACE Cash Express, Inc.*	151,600	3,608,080
Bank Mutual Corp.	285,500	2,976,338
CMET Finance Holdings, Inc.*	10,800	1,080,000
Fieldstone Private Capital Corp.*	225,900	3,896,775
Jer Investment Trust, Inc. 144A*	225,100	3,376,500
MCG Capital Corp.	30,100	466,249
		15,403,942
Insurance 5.9%
Ceres Group, Inc.*	529,610	3,294,174
Endurance Specialty Holdings Ltd.	72,200	2,436,750
Meadowbrook Insurance Group, Inc.*	393,600	1,995,552
ProCentury Corp.*	508,500	5,161,275
PXRE Group Ltd.	76,800	1,910,784
Quanta Capital Holdings Ltd.*	420,700	4,577,216
Scottish Re Group Ltd.	378,600	8,329,200
Selective Insurance Group, Inc.	211,300	7,634,269
United National Group, Ltd. "A"*	107,700	1,665,042
		37,004,262
Real Estate 7.1%
Capital Lease Funding, Inc. (REIT)*	291,900	3,064,950
Correctional Properties Trust (REIT)	108,800	3,068,160
Healthcare Realty Trust, Inc. (REIT)	91,000	3,326,050
Highland Hospitality Corp. (REIT)*	397,100	4,264,854
HRPT Properties Trust (REIT)	260,200	2,562,970
Luminent Mortgage Capital, Inc. (REIT)	88,200	1,121,022
Medical Properties of America (REIT)*	165,700	1,657,000
MFA Mortgage Investments, Inc. (REIT)	244,700	2,219,429
National Health Investors, Inc. (REIT)	125,700	3,274,485
Newcastle Investment Corp. (REIT)	445,059	12,434,948
Newcastle Investment Holding Corp. (REIT)*	388,759	2,865,737
Novastar Financial, Inc. (REIT)	123,300	4,657,041
		44,516,646
Health Care 8.3%
Biotechnology 1.4%
Charles River Laboratories International, Inc.*	81,300	3,665,004
Serologicals Corp.*	282,900	4,846,077
		8,511,081
Health Care Equipment & Supplies 1.9%
Apogent Technologies, Inc.*	126,500	4,075,830
Conmed Corp.*	133,700	3,402,665
Cytyc Corp.*	207,100	4,535,490
		12,013,985
Health Care Providers & Services 4.4%
Apria Healthcare Group, Inc.*	122,900	3,451,032
LabOne, Inc.*	138,400	4,305,624
Odyssey Healthcare, Inc.*	107,600	1,823,820
Pediatrix Medical Group, Inc.*	79,200	5,235,120
Province Healthcare Co.*	276,400	4,427,928
Triad Hospitals, Inc.*	234,000	8,274,240
		27,517,764
Pharmaceuticals 0.6%
Pharmaceutical Resources, Inc.*	94,900	4,000,035
Industrials 16.6%
Aerospace & Defense 5.9%
CAE, Inc.	786,500	3,248,245
Curtiss-Wright Corp.	88,000	4,140,400
DRS Technologies, Inc.*	120,100	3,361,599
Herley Industries, Inc.*	271,300	5,575,215
Kaman Corp. "A"	109,200	1,286,376
Moog, Inc. "A"*	248,250	7,720,575
Precision Castparts Corp.	179,500	8,416,755
United Defense Industries, Inc.*	92,600	3,092,840
		36,842,005
Building Products 1.8%
Levitt Corp. "A"*	239,900	5,764,797
NCI Building Systems, Inc.*	91,700	2,665,719
York International Corp.	73,900	2,732,822
		11,163,338
Commercial Services & Supplies 1.8%
Consolidated Graphics, Inc.*	107,500	4,316,125
FTI Consulting, Inc.*	144,500	2,420,375
Integrated Alarm Services, Inc.*	120,200	704,372
John H. Harland Co.	136,900	4,148,070
		11,588,942
Construction & Engineering 1.1%
Integrated Electrical Services, Inc.*	125,700	1,131,300
URS Corp.*	217,800	5,484,204
		6,615,504
Electrical Equipment 0.6%
Genlyte Group, Inc.*	61,000	3,584,970
Industrial Conglomerates 0.9%
Denbury Resources, Inc.*	308,600	5,678,240
Machinery 2.7%
Albany International Corp. "A"	109,400	3,335,606
Briggs & Stratton Corp.	40,400	3,065,552
Harsco Corp.	65,800	2,856,378
Oshkosh Truck Corp.	77,000	3,984,750
Valmont Industries	172,200	3,581,760
		16,824,046
Road & Rail 1.8%
Genessee & Wyoming, Inc.*	187,500	4,286,250
RailAmerica, Inc.*	256,200	3,266,550
Yellow Roadway Corp.*	95,788	3,420,590
		10,973,390
Information Technology 3.1%
Communications Equipment 1.8%
Emulex Corp.*	188,100	3,513,708
Luminent, Inc.*	215,000	2,739,100
PC-Tel, Inc.*	432,600	4,732,644
		10,985,452
Computers & Peripherals 0.4%
Western Digital Corp.*	273,500	2,499,790
Electronic Equipment & Instruments 0.4%
Scansource, Inc.*	50,100	2,667,825
IT Consulting & Services 0.5%
BISYS Group, Inc.*	112,700	1,425,655
CACI International, Inc. "A"*	40,300	1,496,742
		2,922,397
Materials 5.0%
Chemicals 2.0%
Headwaters, Inc.*	365,900	7,647,310
Sensient Technologies Corp.	250,800	5,066,160
		12,713,470
Construction Materials 0.8%
Florida Rock Industries, Inc.	123,855	4,923,236
Containers & Packaging 0.0%
Myers Industries, Inc.	1	14
Marine 0.7%
Tsakos Energy Navigation Ltd.	141,900	4,178,955
Metals & Mining 1.5%
Metal Management, Inc.*	91,000	1,425,970
Pan American Silver Corp.*	93,000	1,254,570
Stillwater Mining Co.*	210,300	3,186,045
Wheaton River Minerals Ltd.*	1,156,800	3,366,288
		9,232,873
Utilities 6.1%
Electric Utilities 1.4%
CMS Energy Corp.*	483,000	4,163,460
WPS Resources Corp.	99,200	4,489,792
		8,653,252
Gas Utilities 1.7%
Peoples Energy Corp.	98,200	4,067,444
Southern Union Co.*	336,600	6,772,392
		10,839,836
Multi-Utilities 1.2%
ONEOK, Inc.	220,600	4,714,222
Sierra Pacific Resources*	329,200	2,455,832
		7,170,054
Multi-Utilities & Unregulated Power 1.8%
Reliant Resources, Inc.*	1,146,700	11,363,797
Total Common Stocks (Cost $446,221,560)		580,893,454

Preferred Stocks 0.9%
Financials 0.9%
Banks 0.3%
Chevy Chase Bank, 8.0%	60,700	1,608,550
Real Estate 0.6%
Equity Inns, Inc., 8.75%, Series B	61,300	1,574,644
Saul Centers, Inc., 8.0%	45,300	1,125,705
Winston Hotels, Inc., 8.0%	47,900	1,168,760
		3,869,109
Total Preferred Stocks (Cost $5,380,000)		5,477,659

	Principal Amount ($)	Value ($)

Corporate Bonds 0.8%
Utilities
Mirant Corp.:
144A*, 7.4%, 7/15/2004	4,000,000	2,160,000
144A*, 7.9%, 7/15/2009	4,985,000	2,691,900
Total Corporate Bonds (Cost $5,286,225)		4,851,900

	Shares	Value ($)

Other Investments 1.6%
iShares Russell 2000 Index Fund	42,900	4,869,150
Tortoise Energy Infrastructure Corp.	207,700	5,026,340
Total Other Investments (Cost $10,222,830)		9,895,490

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $21,881,519)	21,881,519	21,881,519
Total Investment Portfolio - 100.0% (Cost $488,992,134) (a)		623,000,022

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $489,241,464. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $133,758,558. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $142,164,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,405,587.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $467,110,615)	$ 601,118,503
Investment in Scudder Cash Management QP Trust (cost $21,881,519)	21,881,519
Total investments in securities, at value (cost $488,992,134)	623,000,022
Cash	10,000
Receivable for investments sold	4,219,421
Dividends receivable	457,301
Interest receivable	81,940
Receivable for Fund shares sold	2,483,079
Other assets	11,213
Total assets	630,262,976
Liabilities
Payable for investments purchased	6,549,183
Payable for Fund shares redeemed	1,715,004
Accrued management fee	382,248
Other accrued expenses and payables	615,536
Total liabilities	9,261,971
Net assets, at value	$ 621,001,005
Net Assets
Net assets consist of: Undistributed net investment income	22,971
Net unrealized appreciation (depreciation) on investments	134,007,888
Accumulated net realized gain (loss)	(30,466,771)
Paid-in capital	517,436,917
Net assets, at value	$ 621,001,005

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($417,292,361 / 15,242,785 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 27.38
Maximum offering price per share (100 / 94.25 of $27.38)	$ 29.05
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($120,053,398 / 4,657,686 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 25.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($77,539,254 / 2,981,669 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 26.01
Class I Net Asset Value, offering and redemption price per share ($2,086,355 / 73,222 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 28.49
Class R Net Asset Value, offering and redemption price per share ($354,330 / 12,863 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.55
Institutional Class Net Asset Value, offering and redemption price per share ($3,675,307 / 134,055 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $8,826)	$ 4,880,220
Interest	59,689
Interest - Scudder Cash Management QP Trust	124,543
Total Income	5,064,452
Expenses: Management fee	2,235,005
Distribution service fees	1,535,542
Services to shareholders	763,131
Custodian fees	10,000
Auditing	21,169
Legal	5,470
Directors' fees and expenses	17,678
Reports to shareholders	40,749
Registration fees	46,084
Total expenses, before expense reductions	4,674,828
Expense reductions	(336)
Total expenses, after expense reductions	4,674,492
Net investment income (loss)	389,960
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,319,789
Foreign currency related transactions	208
39,319,997
Net unrealized appreciation (depreciation) during the period on investments	9,581,192
Net gain (loss) on investment transactions	48,901,189
Net increase (decrease) in net assets resulting from operations	$ 49,291,149

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income (loss)	$ 389,960	$ 2,514,812
Net realized gain (loss) on investment transactions	39,319,997	(14,503,638)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,581,192	157,058,017
Net increase (decrease) in net assets resulting from operations	49,291,149	145,069,191
Distributions to shareholders from: Net investment income: Class A	(2,321,960)	(1,092,630)
Class I	(25,797)	(62,485)
Class R	(3)	-
Institutional Class	(20,087)	(7)
Fund share transactions: Proceeds from shares sold	131,161,364	179,754,052
Reinvestment of distributions	2,107,763	1,013,264
Cost of shares redeemed	(117,233,084)	(191,343,883)
Net increase (decrease) in net assets from Fund share transactions	16,036,043	(10,576,567)
Increase (decrease) in net assets	62,959,345	133,337,502
Net assets at beginning of period	558,041,660	424,704,158
Net assets at end of period (including undistributed net investment income of $22,971 and $2,000,858, respectively)	$ 621,001,005	$ 558,041,660

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 25.27	$ 18.46	$ 19.69	$ 16.49	$ 17.75	$ 17.80
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.17	.12	-[c]	(.10)	.04
Net realized and unrealized gain (loss) on investment transactions	2.22	6.73	(1.35)	3.20	(1.16)	(.09)
Total from investment operations	2.28	6.90	(1.23)	3.20	(1.26)	(.05)
Less distributions from: Net investment income	(.17)	(.09)	-	-	-	-
Net asset value, end of period	$ 27.38	$ 25.27	$ 18.46	$ 19.69	$ 16.49	$ 17.75
Total Return (%)[d]	9.05**	37.49	(6.25)	19.41	(7.10)	(.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	417	351	222	177	156	297
Ratio of expenses before expense reductions (%)	1.22*	1.43	1.44	1.54	1.67[e]	1.52
Ratio of expenses after expense reductions (%)	1.22*	1.43	1.44	1.49[f]	1.66[e]	1.52
Ratio of net investment income (loss) (%)	.44*	.91	.65	.00	(.58)	.21
Portfolio turnover rate (%)	66*	67	89	73	19	47
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
[f] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 23.76	$ 17.41	$ 18.72	$ 15.80	$ 17.15	$ 17.33
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.03	(.02)	(.13)	(.24)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.08	6.32	(1.29)	3.05	(1.11)	(.07)
Total from investment operations	2.02	6.35	(1.31)	2.92	(1.35)	(.18)
Net asset value, end of period	$ 25.78	$ 23.76	$ 17.41	$ 18.72	$ 15.80	$ 17.15
Total Return (%)[c]	8.50**	36.47	(7.00)	18.48	(7.87)	(1.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	133	147	160	144	262
Ratio of expenses before expense reductions (%)	2.22*	2.27	2.25	2.34	2.49[d]	2.36
Ratio of expenses after expense reductions (%)	2.22*	2.27	2.25	2.27[e]	2.48[d]	2.36
Ratio of net investment income (loss) (%)	(.56)*	.07	(.16)	(.78)	(1.40)	(.63)
Portfolio turnover rate (%)	66*	67	89	73	19	47
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 23.94	$ 17.54	$ 18.85	$ 15.91	$ 17.24	$ 17.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.04	(.01)	(.14)	(.21)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.11	6.36	(1.30)	3.08	(1.12)	(.06)
Total from investment operations	2.07	6.40	(1.31)	2.94	(1.33)	(.15)
Net asset value, end of period	$ 26.01	$ 23.94	$ 17.54	$ 18.85	$ 15.91	$ 17.24
Total Return (%)[c]	8.65**	36.49	(6.95)	18.48	(7.71)	(.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	71	49	32	29	57
Ratio of expenses before expense reductions (%)	2.00*	2.21	2.23	2.36	2.32[d]	2.25
Ratio of expenses after expense reductions (%)	2.00*	2.21	2.23	2.28[e]	2.31[d]	2.25
Ratio of net investment income (loss) (%)	(.34)*	.13	(.14)	(.79)	(1.23)	(.52)
Portfolio turnover rate (%)	66*	67	89	73	19	47
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 26.39	$ 19.30	$ 20.45	$ 17.02	$ 18.19	$ 18.13
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.29	.24	.10	.03	.15
Net realized and unrealized gain (loss) on investment transactions	2.31	7.01	(1.39)	3.33	(1.20)	(.09)
Total from investment operations	2.39	7.30	(1.15)	3.43	(1.17)	.06
Less distributions from: Net investment income	(.29)	(.21)	-	-	-	-
Net asset value, end of period	$ 28.49	$ 26.39	$ 19.30	$ 20.45	$ 17.02	$ 18.19
Total Return (%)	9.14**	38.24	(5.62)	20.15	(6.43)	.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	6	5	3	6
Ratio of expenses before expense reductions (%)	1.00*	.87	.84	.90	.92[c]	.92
Ratio of expenses after expense reductions (%)	1.00*	.87	.84	.88[d]	.91[c]	.92
Ratio of net investment income (loss) (%)	.66*	1.47	1.25	.62	.18	.81
Portfolio turnover rate (%)	66*	67	89	73	19	47
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.26	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.04
Net realized and unrealized gain (loss) on investment transactions	2.29	2.26
Total from investment operations	2.30	2.30
Less distributions from:: Net investment income	(.01)	-
Net asset value, end of period	$ 27.55	$ 25.26
Total Return (%)	9.09**	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.354	.013
Ratio of expenses (%)	1.52*	1.35*
Ratio of net investment income (loss) (%)	.14*	.90*
Portfolio turnover rate (%)	66*	67
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Institutional Class
Years Ended November 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.26	.03
Net realized and unrealized gain (loss) on investment transactions	2.22	6.71	(1.29)
Total from investment operations	2.33	6.97	(1.26)
Less distributions from: Net investment income	(.22)	(.14)	-
Net asset value, end of period	$ 27.42	$ 25.31	$ 18.48
Total Return (%)	9.26**	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.619		.001
Ratio of expenses (%)	.83*	.85	1.18*
Ratio of net investment income (loss) (%)	.83*	1.49	.58*
Portfolio turnover rate (%)	66*	67	89
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $68,459,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($39,441,000) and November 30, 2011 ($29,018,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $208,649,942 and $192,901,532, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.73% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. The Advisor compensates DVM out of the management fee it receives from the Fund.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00% and 1.17% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 2.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended May 31, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2004
Class A	$ 375,280	$ 84,243
Class B	289,055	177,798
Class C	85,066	33,967
Class I	2,499	2,179
Class R	268	268
Institutional Class	88	-
	$ 752,256	$ 298,455

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 491,822	$ 77,495
Class C	289,288	48,311
Class R	248	97
	$ 781,358	$ 125,903

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$ 494,222	$ 120,571.25%
Class B	163,596	33,182.25%
Class C	96,112	22,939.25%
Class R	254	81.25%
	$ 754,184	$ 176,773

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended May 31, 2004, aggregated $39,094 and $150, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2004, the CDSC for Class B and C shares aggregated $168,691 and $2,898, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2004, SDI received $931.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the Custodian Fees were reduced by $336 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2004		Year Ended November 30, 2003
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,618,557	$ 98,246,266	6,376,800	$ 132,901,344
Class B	637,679	16,265,782	1,272,098	24,521,203
Class C	498,010	12,837,558	980,384	19,214,431
Class I	8,147	234,097	132,186	2,508,558
Class R	26,930	761,162	495*	11,500*
Institutional	108,798	2,816,499	24,423	597,016
		$ 131,161,364		$ 179,754,052
Shares issued to shareholders in reinvestment of distributions
Class A	80,292	$ 2,061,879	52,126	$ 950,779
Class I	966	25,797	3,296	62,485
Institutional	783	20,087	-	-
		$ 2,107,763		$ 1,013,264
Shares redeemed
Class A	(2,347,158)	$ (63,504,827)	(4,580,443)	$ (90,100,357)
Class B	(1,575,357)	(40,130,605)	(4,133,993)	(79,024,841)
Class C	(486,049)	(12,474,800)	(802,377)	(15,268,295)
Class I	(25,045)	(705,920)	(366,457)	(6,950,390)
Class R	(14,562)	(416,932)	-	-
		$ (117,233,084)		$ (191,343,883)
Net increase (decrease)
Class A	1,351,691	$ 36,803,318	1,848,483	$ 43,751,766
Class B	(937,678)	(23,864,823)	(2,861,895)	(54,503,638)
Class C	11,961	362,758	178,007	3,946,136
Class I	(15,932)	(446,026)	(230,975)	(4,379,347)
Class R	12,368	344,230	495*	11,500*
Institutional	109,581	2,836,586	24,423	597,016
		$ 16,036,043		$ (10,576,567)

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	81123U-782
Fund Number	1507

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------